CHANGE IN FISCAL YEAR END (Tables)	9 Months Ended
Dec. 31, 2024
Change In Fiscal Year End
SCHEDULE OF CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (UNAUDITED)

	For the nine months ended December 31,
	2023	2024
	RMB	RMB
	(unaudited)

Revenue	1,055,578	1,495,206
Cost of revenues	(996,052)	(1,392,815)
Gross profit	59,526	102,391
Operating expenses	(279,249)	(308,579)
Other operating income, net	17,066	31,677
Loss from operations	(202,657)	(174,511)
Loss before income tax expense	(238,493)	(201,724)
Net loss	(226,822)	(199,334)
Weighted average number of ordinary shares outstanding – basic and diluted	1,430,901,818	56,744,742,647
Net loss per share attributable to ordinary shareholders, basic and diluted	(0.35)	(0.00)